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                                                                  Exhibit 10(gg)


                          AMENDMENT NO. 3 AND CONSENT

                                       TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT NO. 3 AND CONSENT, dated as of December 29, 1999 (this "AMENDMENT AND CONSENT"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 27, 1998, as heretofore amended (the "CREDIT AGREEMENT"), among THE ELDER-BEERMAN STORES CORP. (the "BORROWER"), the financial institutions listed on the signature pages thereto as lenders (the "LENDERS"), CITIBANK, N.A. as issuing bank (the "ISSUER"), and CITICORP USA, INC., as swing bank (in that capacity, the "SWING BANK") and as agent for the Lenders, the Issuer and the Swing Bank (in that capacity, the "AGENT").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, pursuant to Amendment No. 2 and Consent, dated as of November 23, 1999, to the Credit Agreement (the "SECOND AMENDMENT"), the Borrower has requested and the Lenders agreed to amend the Credit Agreement and waive compliance with Sections 7.4 and 7.5 thereof in connection with a proposed reorganization of the Borrower and its Subsidiaries (the "PROPOSED REORGANIZATION"); and

         WHEREAS, the Borrower has advised the Agent that the Borrower may (i) utilize a limited partnership in lieu of a limited liability company in connection with the Proposed Reorganization (ii) create a wholly owned Subsidiary that will become a Subsidiary Guarantor and will own 1% of each of the New Subsidiaries (as defined below) after the consummation of the Proposed Reorganization; and

         WHEREAS, the Borrower has requested that the Second Amendment be modified to permit such use of a limited partnership and creation of such wholly owned Subsidiary; and

         WHEREAS, the Majority Lenders have agreed to such amendment and waiver on the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

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              SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment and Consent shall have the meanings assigned thereto in the Credit Agreement.

              SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT. As of the Effective Date, the Credit Agreement shall be amended as follows:

              (a) By amending Section 4.1 of the Credit Agreement by deleting such Section 4.1 in its entirety and replacing it with the following:

                   "4.1 EXISTENCE; COMPLIANCE WITH LAW. Each Loan Party and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) is duly qualified in each foreign jurisdiction in which it conducts business, except for failures to so qualify which in the aggregate have no Material Adverse Effect; (c) has all requisite corporate, partnership or limited liability company power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted; (d) is in compliance with its charter and by-laws or other comparable governing documents; (e) is in compliance with all other applicable Requirements of Law except for such non-compliances as in the aggregate have no Material Adverse Effect; and (f) has all necessary Licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Government Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for Licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate have no Material Adverse Effect."

              (b) By amending Section 4.2 thereof be deleting Section 4.2(a)(i) and (ii) in its entirety and replacing it with the following:

                   "(i) are within such Loan Party's corporate, partnership or limited liability company powers, as the case may be;

                   (ii) have been duly authorized by all necessary corporate, partnership or limited liability company action, as the case may be, including, without limitation, the consent of shareholders, partners or members, as the case may be, where required;"

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     (c) By amending Section 6.5 thereof by deleting such Section 6.5 in its entirety and replacing it with the following:

          "6.5 PRESERVATION OF EXISTENCE, ETC. The Borrower shall preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate, partnership or limited liability company existence, rights (charter and statutory) and franchises, as the case may be, except as permitted under Section 7.4; PROVIDED, HOWEVER, that neither the Borrower nor any Subsidiary shall be prohibited from withdrawing its qualification to do business in any jurisdiction from which it no longer is conducting its business."

     SECTION 3. LENDER CONSENT.

     (a) The Majority Lenders consent to the Borrower's non-compliance with Sections 7.4 and 7.5 of the Credit Agreement to the extent necessary to enable the Borrower (i) to form a wholly owned Subsidiary ("Newco") that will become a Subsidiary Guarantor and that will own 1% of each of the New Subsidiaries (as defined below) (ii) to form (but not transfer any significant assets to unless the relevant conditions set forth in Section 3(b) below are satisfied) a limited liability company and a limited partnership (each a "NEW SUBSIDIARY") that will be either wholly owned by the Borrower or jointly owned by the Borrower and one or more Subsidiary Guarantors and (iii) subject to the satisfaction of the conditions set forth in Section 3(b) below, to transfer to one of the New Subsidiaries all of the Borrower's operations located in Indiana, including all operational items relative to the Borrower's stores located in Indiana (such as assets, employees and leases and other contractual agreements) and to the other New Subsidiary all of the Borrower's employees other than those employed in the Borrower's Michigan or Indiana locations.

     (b) The consent in Section 3(a)(ii) above shall be effective as to each New Subsidiary only upon the execution and delivery to the Agent of each of the instruments and other documents set forth below in form and substance satisfactory to the Agent:

          (i) a guaranty substantially in the form of the Subsidiary Guaranty, duly executed by such New Subsidiary and Newco;

          (ii) a pledge amendment substantially in the form of Schedule II to the Borrower Pledge Agreement, duly executed by Borrower, pursuant to which all the outstanding capital stock of Newco is pledged to the Agent;

          (iii) an amendment to the Amended and Restated Security Agreement, duly executed by each Loan Party substantially in the form of the Amendment Agreement attached hereto as Exhibit A, whereby INTER ALIA such New Subsidiary and Newco are added as parties to, become bound by the provisions of and grant Liens in favor of the Agent for the


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     benefit of the Secured Parties pursuant to the Amended and Restated
     Security Agreement;

          (iv) all UCC-1 financing statements necessary to perfect the Liens granted by such New Subsidiary and Newco in favor of the Agent for the benefit of the Secured Parties, each duly executed by such New Subsidiary and Newco and duly recorded in all the recording offices that the Agent deems necessary to perfect such Liens;

          (v) a certificate of each of such New Subsidiary and Newco dated the date such New Subsidiary is organized and signed by a duly authorized Responsible Officer of such New Subsidiary or Newco, as the case may be, certifying as to (x) true copies of governing documents of such New Subsidiary or Newco, as the case may be, in effect as of such date, (y) true copies of all corporate, limited liability company or limited partnership action, as the case may be, taken by such New Subsidiary or Newco, as the case may be, authorizing the instruments and other documents that it is required to execute pursuant to this Section 3(b), authorizing the incurrence of the obligations and the granting of the Liens in the Collateral owned by it securing payment and performance of the Obligations and stating that the same have been properly adopted and have not been modified or amended and (z) the names, true signatures and incumbency of the Responsible Officers of such New Subsidiary or Newco, as the case may be, authorized to execute the other instruments and other documents required to be executed by such New Subsidiary or Newco, as the case may be, pursuant to this Section 3(b);

          (vi) a Certificate of Good standing for such New Subsidiary and Newco duly issued by the Secretary of State of each state in which such New Subsidiary or Newco, as the case may be, does business; and

          (vii) written opinions of counsel to such New Subsidiary and Newco to the same effect as those delivered pursuant to Section 3.1 of the Credit Agreement.

     (c) The Majority Lenders hereby consent to the amendment to the Amended and Restated Security Agreement substantially in the form of the Amendment Agreement attached hereto as Exhibit A.

     (d) The provisions of this Section 3 shall supersede the provisions of
Section 3 of the Second Amendment.

     SECTION 4. GUARANTOR CONSENT. Each Guarantor hereby consents to the terms and conditions of this Amendment and Consent and confirms that its Guaranty remains in full force and effect and continues to secure the Obligations pursuant to the terms thereof as amended hereby. Each Pledgor and Grantor (as such terms are defined in the Loan Documents) hereby consents to the terms of this Amendment and Consent


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and confirms that the security interests and liens granted pursuant to the Loan
Documents to which it is a party continue to secure the Obligations pursuant to the terms thereof as amended thereby and that such security interests and liens and Loan Documents remain in full force and effect.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Agent that (i) the execution, delivery and performance of this Amendment and Consent has been duly authorized by all requisite corporate, partnership or limited liability company action, as the case may be, on the part of the Borrower and other Loan Parties and will not violate any certificate of incorporation, certificate of formation, by-laws, operating agreement, partnership agreement or any other comparable organizational document of any of the Borrower and other Loan Parties; (ii) this Amendment and Consent is the legal, valid, binding and enforceable obligation of the Borrower, enforceable against it in accordance with its terms; (iii) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Credit Agreement as amended by this Amendment and Consent; and (iv) no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment and Consent shall become effective (the "EFFECTIVE DATE") when, and only when, the Agent shall have received counterparts hereof which when taken together shall have been signed by the Borrower, the Guarantors and the Majority Lenders (whether on the same or different counterparts).


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         SECTION 7. EFFECT ON THE LOAN DOCUMENTS.

         (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor shall it constitute a waiver of any provision of any of the Loan Documents, including, without limitation, a waiver of any rights of any Lender arising out of, or relating to, any Default or Event of Default that has occurred and is continuing.

         SECTION 8. COUNTERPARTS.

         This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


         SECTION 9. GOVERNING LAW.

         THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.




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                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

                                Borrower:
                                ---------

                                THE ELDER-BEERMAN STORES CORP.

                                By: /s/ Steven D. Lipton
                                   -------------------------------
                                   Name: Steven D. Lipton
                                   Title: Vice President, Controller

                                Grantors:
                                ---------

                                THE BEE-GEE SHOE CORP.

                                By: /s/ Steven D. Lipton
                                   -------------------------------
                                   Name: Steven D. Lipton
                                   Title: Sr. Vice President, Controller

                                THE EL-BEE CHARGIT CORP.

                                By: /s/ Steven D. Lipton
                                   -------------------------------
                                   Name: Steven D. Lipton
                                   Title: Sr. Vice President, Controller

                                ELDER-BEERMAN WEST VIRGINIA, INC.

                                By: /s/ Steven D. Lipton
                                   -------------------------------
                                   Name: Steven D. Lipton
                                   Title: Vice President, Controller

                                Agent:
                                -----

                                CITICORP USA, INC.

                                By: /s/ Claudia  Slacik
                                   -------------------------------
                                   Name: Claudia Slacik
                                   Title: Vice President



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                                Issuer:
                                ---------

                                CITIBANK, NA

                                By: /s/ Claudia Slacik
                                   -------------------------------
                                   Name: Claudia Slacik
                                   Title: Vice President

                                Lenders:
                                -------

                                CITICORP USA, INC.

                                By: /s/ Claudia Slacik
                                   -------------------------------
                                   Name: Claudia Slacik
                                   Title: Vice President

                                BANK OF AMERICA, N.A.

                                By: /s/ Louis Alexander
                                   -------------------------------
                                   Name: Louis Alexander
                                   Title: Senior Vice President

                                BANK ONE, NA

                                By: /s/ Michael R. Zaksheske
                                   -------------------------------
                                   Name: Michael R. Zaksheske
                                   Title: Vice President

                                DRESDNER BANK AG, NEW YORK
                                AND GRAND CAYMAN BRANCHES

                                By: /s/ John W. Sweeney
                                   -------------------------------
                                   Name: John W. Sweeney
                                   Title: Vice President

                                By: /s/ John R. Morrison
                                   -------------------------------
                                   Name: John R. Morrison
                                   Title: Vice President

                                THE FIRST NATIONAL BANK OF
                                BOSTON

                                By:        N/A
                                   -------------------------------
                                   Name:
                                   Title:




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                                FLEET NATIONAL BANK

                                By: /s/ Douglas Scala
                                   -------------------------------
                                   Name: Douglas Scala
                                   Title: Senior Vice President


                                NATIONAL CITY COMMERCIAL FINANCE, INC.

                                By: /s/ Elizabeth M. Lynch
                                   -------------------------------
                                   Name: Elizabeth M. Lynch
                                   Title: Senior Vice President



















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                                BANKBOSTON, N.A.

                                By: /s/ Edward M. Barthowski
                                   -------------------------------
                                   Name: Edward M. Barthowski
                                   Title: Authorized Officer




















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